October 15, 2019

CRAWFORD DIVIDEND OPPORTUNITY FUND (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated April 30, 2019, as supplemented August 27, 2019

Effective October 21, 2019, the name of the Fund is changed to “Crawford Small Cap Dividend Fund” and all references to the Fund name in the prospectus and Statement of Additional Information are replaced with the new name.

The fifth paragraph of the “Principal Investment Strategies” section on page 2 of the Fund’s prospectus, and the fifth paragraph of the “Principal Investment Strategies of the Fund” section on page 6 of the Fund’s prospectus, are deleted and replaced with the following paragraph:

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of small cap companies that pay or are expected to pay regular dividends. The Adviser considers small cap companies to be companies that, at the time of investment, have market capitalizations within the range of market capitalization of the companies appearing in the Russell 2000® Index. As of September 30, 2019, the market capitalization of the companies appearing in the Russell 2000® Index ranged from $15.83 million to $7.32 billion. The Fund may invest its assets in securities of U.S. companies and foreign companies, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts.

You should read this supplement in conjunction with the Fund’s Prospectus dated April 30, 2019, as supplemented August 27, 2019, and retain it for future reference.